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                                                                 EXHIBIT 10.23

             NON-QUALIFIED STOCK OPTION (FORM S.C.) COVER SHEET

                                  UNDER THE
                       ANHEUSER-BUSCH COMPANIES, INC.
                          1998 INCENTIVE STOCK PLAN

                              GRANT INFORMATION

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                                                   Option Price
 GRANTED TO     Grant Date    Number of Options    $ Per Share    SAP ID Number

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             Expiration Date

                                  AGREEMENT

      This Non-Qualified Stock Option (Form S.C.) Cover Sheet (the "NQSO Cover Sheet") and the Standard Non-Qualified Stock Option Form Agreement (Version 11/05, Form S.C.) (the "Standard NQSO Form"), which is incorporated herein by this reference, together constitute a single Non-Qualified Stock Option Agreement (this "NQSO Agreement") under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (the "Plan"). This NQSO Agreement is between Anheuser-Busch Companies, Inc. (the "Company") and the person named above under the caption "Granted To" (the "Optionee"). By signing below, Optionee accepts the Options granted under this NQSO Agreement, agrees to be bound by the terms of this NQSO Agreement, and acknowledges that he or she has received, read, and understood a complete copy of the Standard NQSO Form which is part of this NQSO Agreement. Optionee understands that he or she may request another copy of the Standard NQSO Form from the Company as long as this NQSO Agreement remains outstanding.

      THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION THAT APPLIES TO ALL DISPUTES RELATED TO THIS AGREEMENT, AND MAY BE ENFORCED BY THE PARTIES.

        In witness whereof, the Company and the Optionee have executed this NQSO Agreement in duplicate as of its Grant Date.

Anheuser-Busch Companies, Inc.


        By:                                By:
           ------------------------------     ------------------------------
                  Vice President                        Optionee

FORM NQSO - S.C.                         1                           v. 11/05



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             STANDARD NON-QUALIFIED STOCK OPTION FORM AGREEMENT
                         (VERSION 11/05, FORM S.C.)
                  UNDER THE ANHEUSER-BUSCH COMPANIES, INC.
                          1998 INCENTIVE STOCK PLAN

         This Standard Non-Qualified Stock Option Form Agreement (Version 11/05, Form S.C.) (the "Standard NQSO Form"), and the completed, executed Non-Qualified Stock Option (Form S.C.) Cover Sheet (the "Cover Sheet") which specifically incorporates this Standard NQSO Form by reference, together constitute a single Non-Qualified Stock Option Agreement (this "NQSO Agreement" or this "Agreement") under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (the "Plan"). This NQSO Agreement is between Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), and the person designated on the Cover Sheet under the caption "Granted To" (the "Optionee"). The parties agree as follows:

         Section 1. GRANT. In conformity with the Plan, the provisions of which are incorporated herein by this reference, and pursuant to action by the Compensation Committee which administers the Plan (the "Committee"), the Company hereby irrevocably grants to the Optionee Non-Qualified Stock Options (the "Options"), which are not "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), to purchase all or any part of the number of shares of common stock of the Company ("Stock") equal to the number set forth on the Cover Sheet under the caption "Number of Options", on the terms and conditions herein set forth. The grant hereunder is made as of the Grant Date set forth on the Cover Sheet (the "Grant Date").

         Section 2. OPTION PRICE. The purchase price per share of the Stock covered by the Options (the "Option Price") shall be the price specified on the Cover Sheet under the caption "Option Price $ Per Share".

         Section 3. EXERCISABILITY.

                  (a) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE OPTIONEE SHALL HAVE THE RIGHT TO EXERCISE ONE-THIRD OF THE OPTIONS ON AND AFTER THE FIRST ANNIVERSARY OF THE GRANT DATE, THE NEXT ONE-THIRD OF THE OPTIONS ON AND AFTER THE SECOND ANNIVERSARY OF THE GRANT DATE, AND THE REMAINING ONE-THIRD ON AND AFTER THE THIRD ANNIVERSARY OF THE GRANT DATE.

                  (b) Optionee shall not exercise and shall forfeit any of the Options which are not exercisable on the date Optionee ceases to be employed by any of the Company, a Subsidiary, or an Affiliate, unless such exercise dates are accelerated as provided herein.

                  (c) All outstanding Options shall become immediately exercisable:

                           (i) on the date of the Optionee's Retirement or Disability;

                           (ii)  on the date of Optionee's death while
                           employed by Company;

                           (iii) on the occurrence of an Acceleration Date;
                           or

                           (iv) as contemplated in Section 3(h).

                  (d) Optionee (or Optionee's guardian or legal representative in the case of Section 3(d)(iv)) may exercise any or all exercisable Options through the Expiration Date set forth

FORM NQSO - S.C.                         2                           v. 11/05



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         on the Cover Sheet (the "Expiration Date") if:

                           (i) the Optionee remains an employee of the Company or any Subsidiary or an Affiliate through the Expiration Date;

                           (ii) the Optionee voluntarily terminates his or her employment due to Retirement;

                           (iii) the Optionee's employment is involuntarily terminated by any of the Company, a Subsidiary, or an Affiliate because of a sale of a Subsidiary or Interest in an Affiliate, or a sale of assets of any business operation owned by the Company, a Subsidiary or an Affiliate, or because of a liquidation, shutdown, spin-off, distribution, reorganization, reduction in force, lay-off or similar event and the Optionee is not contemporaneously hired by another of the Company, a Subsidiary or an Affiliate; or

                           (iv) the Optionee's employment is terminated as a result of a Disability.

                  (e) If Optionee voluntarily terminates his or her employment other than due to Retirement, Optionee may exercise any or all Options that are exercisable on the date of such termination through the earlier of the Expiration Date or the period ending three (3) months following the date of such termination.

                  (f) If Optionee dies prior to the Expiration Date (whether or not Optionee is then employed by the Company, a Subsidiary or an Affiliate), all Options the Optionee (or Optionee's guardian or legal representative in the case of Section 3(d)(iv)) had the right to exercise at the date of death (including all Options that become exercisable at the date of death pursuant to Section 3(c)(ii) hereof) may be exercised by Optionee's "Post Death Representatives" (as defined in Section 5(a) hereof) but only until the earlier to occur of the Expiration Date or the date three (3) years after the date of death, and shall not be exercised thereafter.

                  (g) Optionee shall forfeit all Options, regardless of whether or not exercisable, if such Optionee's employment is terminated for cause or for any other reason not set forth Section 3(d)(ii), (iii), (iv), (e) or (f).

                  (h) The Committee may accelerate the dates on which the Options become exercisable at any time and for any reason.

                  (i) The exercisability of the Options shall not be affected by any change of duties or position of Optionee so long as Optionee continues to be an employee of at least one of the Company, a Subsidiary or an Affiliate.

                  (j) An Optionee who is as of the Grant Date on, or following the Grant Date commences, an Employer-authorized leave of absence for any reason (a "Leave of Absence") shall be deemed to remain employed by the Employer for purposes of this Option grant unless (i) the Leave of Absence extends beyond the second anniversary (the "Leave of Absence Expiration Date") of the date on which the Leave of Absence commenced, and (ii) the Leave of Absence Expiration Date occurs prior to the Expiration Date, in which event the Optionee will be deemed to have terminated his or her employment with the effect set forth in Section 3(e) on and as of the Leave of Absence Expiration Date.

FORM NQSO - S.C.                         3                           v. 11/05



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                  (k) An Optionee who is as of the Grant Date on, or
         following the Grant Date commences, an Employer-authorized special assignment shall be deemed to remain employed by the Employer throughout the term of the special assignment for all purposes under this Agreement.

         Section 4. TERMINATION. The Options shall terminate and cease to be exercisable in accordance with the following provisions:

                  (a) Notwithstanding any other provisions of this Agreement, the Options shall terminate at the close of business on the Expiration Date, unless sooner terminated as provided below.

                  (b) The Options shall terminate when they no longer may be exercised pursuant to Section 3, if sooner than the Expiration Date.

         Section 5. EXERCISES.

                  (a) Optionee may exercise some or all of the Options, to the extent exercisable, by paying the Option Price of the Options exercised and taking all other required actions in accordance with
         Section 5(b). The Options may be exercised only by Optionee or his or her guardian or legal representative during his or her lifetime, and only by Optionee's Post-Death Representatives after Optionee's death. The term "Post-Death Representatives" means the executor or administrator of Optionee's estate or the person or persons to whom Optionee's rights under this Agreement shall pass by his or her will or the laws of descent and distribution.

                  (b) Any exercise of the Options shall be made only in accordance with those procedures required or expressly permitted by the Secretary at the time of the exercise. Exercise procedures may be changed by the Secretary during the term of the Options. The Secretary's exercise procedures may impose restrictions and requirements concerning payment of the Option Price, payment of taxes, issuance and delivery of Stock, communications between the Company (or its agents) and the Optionee, the effectiveness and effective date of the exercise, and all other matters pertaining to the exercise. Optionee may request from the Secretary's office at any time a summary of those exercise procedures which then are in effect; it is Optionee's responsibility to ascertain and follow those exercise procedures in effect at the time of each exercise. Any deviation from the Secretary's procedures permitted in one exercise shall not entitle the Optionee to utilize or rely upon that deviation in a later exercise.

         Section 6. WITHHOLDING TAXES. When Optionee's Employer becomes required to collect Required Withholding Taxes, the Optionee shall promptly pay to the Company or Employer (as required by the Committee or the Company at the time) the amount of such Required Withholding Taxes in cash. Cash payment shall not be required, however, if Optionee makes a Tax Election in accordance with the following terms and conditions:

                  (a) General Rules for Tax Elections. Optionee may make an election (a "Tax Election") to have the Company withhold from the shares of Stock payable to Optionee that number of shares determined in accordance with paragraph (b) below. Optionee may make a Tax Election only at the time of an exercise, such Election may relate only to such exercise. Each Tax Election shall be governed by the rules of the Committee or Secretary as in effect at the time of the Election. If a Tax Election is duly made, the Company will make a cash payment to the appropriate taxing authorities equal to the aggregate value on the exercise date of all shares of Stock withheld, even if (as a result of rounding) the amount

FORM NQSO - S.C.                         4                           v. 11/05



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         paid exceeds the amount of Required Withholding Taxes. For purposes of this Section 6, the value of Stock on the exercise date may be determined in any manner approved by the Committee or Secretary at that time and need not be based on "Fair Market Value" as defined in the Plan. Moreover, the Secretary shall establish rounding and all other administrative rules from time to time, which shall govern all Tax Elections.

                  (b) Number of Shares Withheld. The number of shares of Stock to be withheld with respect to an exercise as to which a Tax Election is duly made will be determined by dividing the amount of Required Withholding Taxes related to the exercise by the value of a share of Stock on the exercise date.

         Section 7. ADJUSTMENTS. In the event of (a) any change in the outstanding shares of Stock by reason of any stock split, combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, (b) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (c) any distribution to stockholders generally other than a normal dividend, the Committee shall make such equitable adjustment to the Options (to the extent then outstanding) as it shall deem appropriate in order to prevent the dilution or enlargement of (i) the shares of Stock which may be issued pursuant to the Options or (ii) the economic value of the Options, subject to the limitations and requirements of the Plan from time to time. Any such determination by the Committee shall be conclusive and binding on all concerned.

         Section 8. COMPLIANCE WITH SECURITIES LAWS, ETC. In its discretion, the Company may place legends upon any Stock certificates issued hereunder, and otherwise may restrict Optionee's ability to transfer such Stock, if and to the extent necessary to comply with, or facilitate the Company's compliance with, federal or state securities laws or any regulations or rules thereunder, or the requirements of the New York Stock Exchange or other exchange upon which the Stock is listed or approved for listing. The provisions of this Section shall terminate upon the occurrence of an Acceleration Date described in Section 3(c) above.

         Section 9. LIMITATION ON RIGHTS IN COMPANY STOCK. Neither Optionee nor his or her executor or administrator, legatees or distributees, as the case may be, shall have any of the rights of a shareholder with respect to shares of Stock covered by the Options until shares of Stock are issued to him, her or them upon exercise of the Options.

         Section 10. LIMITATIONS ON TRANSFERS.

                  (a) Except as provided in this Section 10, the Options shall not be transferable by Optionee otherwise than by will or by the laws of descent and distribution.

                  (b) Provided the Transfer Conditions are satisfied, Optionee may transfer any of the Options to:

                           (i)   A Member of his or her Immediate Family,

                           (ii)  An irrevocable and unamendable trust
                           (hereinafter a "Qualifying Trust"):

                                    (A) which is solely for the benefit of
                           one or more members of Optionee's Immediate Family and/or Optionee,

                                    (B) the interests in which are not
                           transferable other than by will or by the laws of descent and distribution, and

FORM NQSO - S.C.                         5                           v. 11/05



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                                    (C) which provides that, if any member of
                           Optionee's Immediate Family is living upon termination, the trust assets are to be distributed upon termination to one or more persons described in paragraph (i) above and/or trusts described in this paragraph (ii); or

                           (iii) A partnership or limited liability company (hereinafter a "Qualifying Partnership"):

                                    (A) the only partners or members of which
                           are (x) one or more Qualifying Trusts, (y) one or more members of Optionee's Immediate Family, or
                           (z) any combination of one or more Qualifying Trusts, one or more members of Optionee's Immediate Family and Optionee, and

                                    (B) the interests in which are not
                           transferable other than by will or by the laws of descent and distribution or by a transfer to Optionee, an Immediate Family member, a Qualifying Trust, or a Qualifying Partnership.

                  (c) A transferee under Section 10(b) shall have no right to transfer Options except:

                           (i)   By will or by the laws of descent and
                           distribution;

                           (ii)  In the case of a transferee which is a
                           Qualifying Trust which requires distributions to Optionee, to Optionee;

                           (iii) In the case of a Qualifying Trust, if no member of Optionee's Immediate Family is living at the time of termination, the Options may be transferred to anyone in accordance with the terms of the Qualifying Trust; or

                           (iv) In the case of a Qualifying Partnership, the Options may be distributed in liquidation among the then partners or members of the Qualifying Partnership.

                  (d) The term "Immediate Family" of Optionee shall mean Optionee's spouse and descendants, including step and adopted descendants, and the estate of any such person.

                  (e) The "Transfer Conditions" are:

                           (i) The number of Options per transferee is at least 5,000,

                           (ii) There is no consideration for the transfer of the Options or interests in any transferee, except that interests in a Qualifying Partnership may be sold to a Qualifying Trust if such Trust is and will be, from the time of the sale until the sooner of the Optionee's death or the exercise or expiration of the Options held by such Partnership, an irrevocable trust with respect to which Optionee is treated as owning all portions of such trust within the meaning of Sections 671 through 677 of the Code (the sale of such Partnership interests to such a Trust shall constitute a covenant by the Optionee to the Company to cause this condition to be met during such time period), and

                           (iii) Optionee complies with such rules, and completes such forms in connection with the transfer, as the Secretary may require.

                  (f) After a transfer, the transferee shall succeed to all of the rights of the transferor under this Agreement with respect to the transferred Options and shall be subject to all

FORM NQSO - S.C.                         6                           v. 11/05



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         limitations to which those rights are subject. After a transfer, the term "Optionee" as used herein shall refer to the transferee except that:

                           (i) For the purposes of Section 3, the Transferee will have no greater rights thereunder than the Optionee would have had had the Optionee not transferred the Options,

                           (ii) The Optionee for purposes of the withholding tax provisions of Section 6 shall be the transferor (who shall have no right to make a tax election under Section 6),

                           (iii) The Optionee for purposes of Section 10(b) shall be the transferor, and

                           (iv) The Optionee for purposes of the Reporting Person rules of Section 13 and its related definitions shall be the transferor.

                  (g) Notwithstanding Section 3(a) above, if Optionee actually transfers (in accordance with this Section 10) any of the Options which are scheduled to become exercisable on the first anniversary of the Grant Date, such Options shall become exercisable upon transfer.

         Section 11. NO RIGHT TO EMPLOYMENT. Nothing in this Agreement or the Plan shall confer on the Optionee any right or expectation to continue in the employ of his or her Employer or the Company, or to interfere in any manner with the absolute right of the Employer or the Company to change or terminate the Optionee's employment at any time for any reason or no reason.

         Section 12.  DEFINITIONS.

         "Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Disability" means the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code, or any successor to such Section.

         "Reporting Person" as of a given date, means an Optionee who would be required to report a purchase or sale of Stock occurring on such date to the Securities and Exchange Commission pursuant to Section 16(a) of the Act and the rules and regulations thereunder.

         "Retirement" means voluntary termination of employment from the Company or a Subsidiary (i) after an individual attains age sixty (60); or
(ii) after completion of twenty (20) years of service with the Company and/or its Subsidiaries or Affiliates.

         "Rule 16b-3" means Rule 16b-3 (as amended from time to time) promulgated by the Securities and Exchange Commission under the Act, and any successor thereto.

         Other capitalized terms not defined in this Agreement shall have the meanings given in the Plan.

        Section 13. RULE 16b-3. If and as long as Optionee is a Reporting Person, he or she shall not act with respect to the Options in a manner which, in the Company's or the Committee's judgment, would contravene any requirement of Rule 16b-3 as in effect at the time of such action. However the Company or Committee may permit Optionee to contravene Rule 16b-3 if Optionee has been fully apprised of the legal consequences of such action.

FORM NQSO - S.C.                         7                           v. 11/05



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         Section 14. AMENDMENTS. This Agreement may be amended in writing by the Company and Optionee, provided that the Company may amend this Agreement unilaterally (i) if the amendment does not adversely affect or impair the rights of the Optionee, (ii) if the Company determines that the amendment is necessary to comply with Rule 16b-3, or (iii) if the Company determines that the amendment is necessary to prevent benefits under this Agreement from constituting "applicable employee remuneration" within the meaning of
Section 162(m) of the Code. The Company shall give notice to the Optionee of any such unilateral amendment either before or promptly after the effective date thereof.

         Section 15. RELATIONSHIP TO THE PLAN. This Agreement has been entered into pursuant to the Plan, and each and every provision of this Agreement shall be subject to the provisions of such Plan and the terms therein shall govern this Agreement.

         Section 16. SEVERABILITY. In the event that any provision of this Agreement shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of this Agreement and this Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

         Section 17. ELECTRONIC DELIVERY AND SIGNATURES. Optionee hereby consents and agrees to electronic delivery of any Plan documents, proxy materials, annual reports and other related documents. Optionee hereby consents to any and all procedures that the Company has established or may establish for an electronic signature system for delivery and acceptance of Plan documents (including documents relating to any programs adopted under the Plan), and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature. Optionee consents and agrees that any such procedures and delivery may be effected by a third party engaged by the Company to provide administrative services related to the Plan, including any program adopted under the Plan.

         Section 18. GOVERNING LAW. This Agreement and any other document delivered hereunder shall be construed in accordance with and governed by the laws of the state of Missouri without regard to the principles of conflicts of law. Each party hereto submits to the exclusive jurisdiction of the Circuit Court for the County of St. Louis, State of Missouri ("County Court") residing in St. Louis County for purposes of all legal proceedings (including, but not limited to, actions to compel arbitration under the provisions of this Agreement) arising out of or relating to this Agreement or the transactions contemplated hereby. In the event that the County Court is for any reason not available for purposes of any such legal proceeding, then each party hereto submits to the exclusive jurisdiction of the United States District Court for the Eastern District of Missouri, Eastern Division (St. Louis). Each party hereto irrevocably waives, to the fullest extent permitted by law, any objections that either party may now or hereafter have to the aforesaid venue, including without limitation any claim that any such proceeding brought in either such court has been brought in an inconvenient forum, provided however, this provision shall not limit the ability of either party to enforce the other provisions of this Section.

         Section 19. AGREEMENT TO ARBITRATE CLAIMS. Optionee and the Company acknowledge and agree that any and all disputes relating to or arising out of this Agreement shall be resolved through binding arbitration under the procedures specified by the Company's Dispute Resolution Program (DRP). The results of said arbitration shall be final and binding on both Optionee and the Company. Each party may enforce this Section. Each party hereto irrevocably waives, to the fullest extent permitted by law, any and all rights to a jury trial.

         Section 20. CONFORMITY WITH LOCAL LAWS. Notwithstanding any other provision of this Agreement, the Company and Optionee agree that: (a) to the extent that any provision of this Agreement is illegal or void under the laws of the country or province (other than the United States

FORM NQSO - S.C.                         8                           v. 11/05



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or its states) of which Optionee is a citizen or a resident ("Local Laws"), such provision shall be deemed changed to the minimum extent necessary to conform to the requirements of such Local Laws; (b) to the extent Local Laws require this Agreement to contain a provision, whether it be a covenant, restriction, prohibition, or otherwise, that provision shall be deemed included in this Agreement; and (c) the provisions of this Agreement shall be deemed changed to the extent necessary to ensure compliance by the Company and Optionee with all Local Laws governing taxation. This Agreement may be restated by the Company after the Grant Date to reflect the changes provided in this Section, and also may be restated by the Company in a language other than English even if not required by Local Laws. Optionee's consent to any such changes or restatements shall be required only to the extent required by Local Laws or by the Company.

FORM NQSO - S.C.                         9                           v. 11/05